EXHIBIT 10.4

                                  ADSERO CORP.

                                       and

                                    YAC CORP.

                                       and

                           3091732 NOVA SCOTIA COMPANY
                               AS "ADSERO CALLCO"

                                       and

                           3091503 NOVA SCOTIA COMPANY
                              AS "COMPANY" OR "TAC"

                                       and

                      THE PERSONS WHO HOLD PREFERRED SHARES
                               OF THE COMPANY AND
                  ARE IDENTIFIED AS "HOLDERS" ON THE SIGNATURE
                                   PAGE HEREOF
                                  AS "HOLDERS"



                                PREFERRED SHARES



                         PURCHASE AND SUPPORT AGREEMENT

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION
                         ------------------------------
                                                                          Page #

Section 1.1       Definitions                                                  1
Section 1.2       Interpretation Not Affected by Headings, Etc.                3
Section 1.3       Number, Gender, Etc.                                         3
Section 1.4       Date for Any Action                                          3
Section 1.5       Currency                                                     3

                                    ARTICLE 2
                            SHAREHOLDER'S INFORMATION
                            -------------------------

Section 2.1       Copies of Shareholder Information                            3
Section 2.2       Other Materials                                              3

                                    ARTICLE 3
           CERTAIN RIGHTS OF ADSERO CALLCO TO ACQUIRE PREFERRED SHARES
           -----------------------------------------------------------

Section 3.1       Adsero Callco Retraction Call Right                          4
Section 3.2       Restrictions on Transfer                                     4
Section 3.3       Call Rights                                                  5

                                    ARTICLE 4
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                  OF ADSERO, YAC, ADSERO CALLCO AND THE COMPANY
                  ---------------------------------------------

Section 4.1       Covenants of Adsero Regarding Preferred Shares               5
Section 4.2       Notification of Certain Events                               6
Section 4.3       Delivery of Shares by the Company                            6
Section 4.4       Ownership of Outstanding Shares; Voting                      7
Section 4.5       Adsero and Affiliates Not to Vote Preferred Shares           7
Section 4.6       Tender Offers, Etc.                                          7
Section 4.7       Representations and Warranties of Adsero
                  YAC, Adsero Callco and the Company                           7
Section 4.8       Registration and Reservation of Adsero
                  Common Shares                                                8

                                    ARTICLE 5
                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS
                     --------------------------------------

Section 5.1          Amendments, Modifications, Etc.                           8
Section 5.2          Changes in Capital of Adsero and the Company              8

                                    ARTICLE 6
                                   TERMINATION
                                   -----------

Section 6.1       Term                                                         9

                                    ARTICLE 7
                                     GENERAL
                                     -------

Section 7.1       Severability                                                 9
Section 7.2       Enurement                                                    9
Section 7.3       Notices to Parties                                           9
Section 7.4       Risk of Payments by Post                                    10

                                                                          Page #

Section 7.5       Counterparts                                                11
Section 7.6       Jurisdiction                                                11
Section 7.7       Language                                                    11


                                    ADDENDA
                                    -------

Schedule "A" -  Preferred Share Provisions.

                                PREFERRED SHARES

                         PURCHASE AND SUPPORT AGREEMENT

         THIS AGREEMENT is entered into as of January 2, 2005, by Adsero Corp., a corporation existing under the laws of the State of Delaware and doing business as Adsero Corp. ("Adsero"), 3091732 Nova Scotia Company, an unlimited company existing under the laws of the Province of Nova Scotia ("Adsero Callco"), 3091503 Nova Scotia Company, an unlimited company existing under the laws of the Province of Nova Scotia (the `Company"), YAC Corp. ("YAC") and the persons who hold Preferred Shares of the Company and are Identified as the "Holders' on the signature page hereof (collectively, the "Holders").

         WHEREAS, pursuant to a Share Purchase Agreement dated as of January 2, 2005, by and among Adsero, the Company, Adsero Callco, YAC, Teckn-O-Laser Company, Teckn-O-Laser Global Company, the Holders, and other security holders of the Company named therein (the "Purchase Agreement"), the parties thereto agreed that on the closing of the transactions contemplated under the Purchase Agreement, the parties hereto would execute and deliver an Exchange and Support Agreement containing the terms and conditions set forth as an Exhibit to the Purchase Agreement;

         AND WHEREAS pursuant to the Purchase Agreement, the Company has issued to the Holders certain Preferred Shares of the Company (the "Preferred Shares") having the rights, privileges, restrictions and conditions set forth in Schedule "A" (collectively, the "Preferred Share Provisions");

         AND WHEREAS Adsero Callco is to have the right, exercisable upon the occurrence of certain events, to require the Holders to sell their Preferred Shares to Adsero Callco pursuant to a predetermined schedule;

         NOW THEREFORE, in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (including the payment of $1.00 and other valuable consideration by the Holders to each of Adsero, YAC, Adsero Callco and the Company in consideration of the right granted to the Holders herein) (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

SECTION 1.1       Definitions.

In this agreement, the following terms shall have the following meanings:

         "ACT" means the Companies Act (Nova Scotia), as amended, consolidated or reenacted from time to time.

         "ADSERO COMMON SHARES" means the shares of Common Stock, par value $0.001 per share, in the capital of Adsero.

         "AFFILIATE" shall have the meaning ascribed thereto in the Canada Business Corporations Act, as amended, consolidated or re-enacted from time to time.

         "BOARD OF DIRECTORS" means the board of directors of the Company;

         "BUSINESS DAY" has the meaning provided in the Preferred Share Provisions.

         "CONVERSION DATE" has the meaning provided in the Preferred Share Provisions.

         "CONVERSION REQUEST" has the meaning provided in the Preferred Share Provisions.

         "EFFECTIVE DATE" has the meaning provided in the Preferred Share Provisions.

         "HOLDER(S)" means a Holder who exercises any of the rights provided hereunder, as the context requires.

         "INSIDER" means (i) an officer or director of Adsero or of a subsidiary thereof, (ii) a person beneficially owing ten percent (10%) or more of the issued and outstanding voting securities of Adsero or (iii) a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with Adsero.

         "INSOLVENCY EVENT" means the institution by the Company of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of the Company to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by the Company to contest in good faith any such proceedings commenced in respect of the Company within 15 days of becoming aware thereof, or the consent by the Company to the filing of any such petition or to the appointment of a receiver, or the making by the Company of a general assignment for the benefit of creditors, or the admission in writing by the Company of its inability to pay its debts generally as they become due or the failure by the Company to declare and pay any dividends as set forth under Article 3 of the Series I and Series II Exchangeable Share Provisions, or the Company not being permitted, pursuant to liquidity or solvency requirements of applicable law, to declare any dividend or to redeem any Retracted Shares pursuant to Section 6.5 of the Series I and Series II Exchangeable Share Provisions.

         "OFFICER'S CERTIFICATE" means, with respect to Adsero or the Company, a certificate signed on behalf of such entity by any one of the Chairman of the Board, the Vice-Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or any Executive Vice-President, Senior Vice-President or Vice-President (or the officers with equivalent responsibilities) of Adsero or the Company.

         "PERSON" includes an individual, body corporate, partnership, company, unincorporated syndicate or organization, trust, trustee, executor, administrator and other legal representative.

         "PREFERRED SHARE PROVISIONS" are as described in Schedule "A".

         "PREFERRED SHARES" has the meaning provided in the Preferred Share Provisions.

         "SUBSIDIARY" has the meaning provided in the Preferred Share
         Provisions.

SECTION 1.2       Interpretation Not Affected by Headings, Etc.

         The division of this agreement into articles, Sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

SECTION 1.3       Number, Gender, Etc.

         Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

SECTION 1.4       Date for Any Action.

         If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

SECTION 1.5       Currency

         All amounts in this agreement and its Schedule "A" are in Canadian currency.

                                    ARTICLE 2
                            SHAREHOLDER'S INFORMATION
                            -------------------------

SECTION 2.1       Copies of Shareholder Information.

         Adsero shall mail or cause to be mailed (or otherwise communicate in the same manner as Adsero uses in communications to holders of Adsero Common Shares) to the Holders copies of all information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are distributed from time to time to holders of Adsero Common Shares at the same time as such materials are first sent to holders of Adsero Common Shares.

SECTION 2.2       Other Materials.

         Immediately after receipt by Adsero of any material sent or given generally to the holders of Adsero Common Shares by or on behalf of a third party, including without limitation information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), Adsero shall obtain and deliver to the Holders copies thereof as soon as possible thereafter.

                                    ARTICLE 3
           CERTAIN RIGHTS OF ADSERO CALLCO TO ACQUIRE PREFERRED SHARES
           -----------------------------------------------------------

SECTION 3.1       Adsero Callco Retraction Call Right.

(1) Adsero Callco shall have the overriding right (the "Retraction Call Right"), notwithstanding the proposed retraction of any Preferred Shares by a Holder pursuant to Article 6 of the Preferred Share Provisions, to purchase from such Holder on such Retraction Date the number of Preferred Shares that such Holder has requested to be redeemed by the Company (the "Retracted Shares") held by such Holder on payment by Adsero Callco to such Holder of an amount per Retracted Share (the "Retraction Call Purchase Price") equal to one dollar for each Preferred Share and nothing more (the "Purchase Price") which shall be satisfied in full by Adsero Callco delivering or causing to be delivered to such Holder the Purchase Price. In the event of the exercise of the Retraction Call Right by Adsero Callco, such Holder shall be obligated to sell all of the Retracted Shares held by such Holder to Adsero Callco on the Retraction Date on payment by Adsero Callco to such Holder of the Purchase Price for each such share and the Company shall have no obligation to redeem such shares so purchased by Adsero Callco.

(2) Upon receipt by the Company of a Retraction Request, the Company shall immediately notify Adsero Callco thereof. To exercise the Retraction Call Right, Adsero Callco must notify the Company and the Holders of Adsero Callco's intention to exercise such right within ten days of such notification to Adsero Callco by the Company of receipt of the Retraction Request. The Company will notify such Holders as to whether or not Adsero Callco has exercised the Retraction Call Right forthwith after the expiry of the period during which the same may be exercised by Adsero Callco. If Adsero Callco exercises the Retraction Call Right, and provided that the Retraction Request is not revoked by the Holder in the manner specified in Section 6.6 of the Preferred Share Provisions, the Retraction Request shall thereupon be considered only to be an offer by the Holder to sell such Retracted Shares to Adsero Callco in accordance with the Retraction Call Right, and on the Retraction Date Adsero Callco will purchase and each Holder will sell such Retracted Shares for the Purchase Price which price shall be paid cash.

(3) For the purposes of completing the purchase of the Retracted Shares pursuant to the Retraction Call Right, Adsero Callco shall deliver to each Holder, on or before the Retraction Date, the Purchase Price upon presentation and surrender by the Holders of certificates representing such Retracted Shares, together with such other documents and instruments as may be required to effect a transfer of Retracted Shares under the Act and the constating documents of the Company.

SECTION 3.2       Restrictions on Transfer

         No Holder shall Transfer any Preferred Shares (or any other securities of the Company received on account of the Holder's ownership of Preferred Shares) unless such Transfer is (i) a Transfer of Preferred Shares by such Holder for the Purchase Price pursuant to the terms of this agreement or (ii) is a Transfer approved by the Board of Directors, which approval may be withheld for any reason. As used above, the term "Transfer" includes the making of any sale, exchange, assignment, hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, or other agreement or arrangement with respect to the transfer of rights or any other beneficial interest in such securities, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to such securities.

SECTION 3.3       Call Rights.

         The Holders and the Company hereby acknowledge the Adsero Callco Retraction Call Right in favour of Adsero Callco and further agree that the Adsero Callco Retraction Call Right (i) is granted to Adsero Callco by the Holders in partial consideration of the obligations of Adsero under the Purchase Agreement; and (ii) may be assigned at any time and from time to time by Adsero Callco in whole or in part upon written notice to the Holders provided that:

                  (x) such assignee acknowledges in writing the Preferred Share Provisions and agrees to be bound by the terms of this agreement; and

                  (y) notwithstanding such assignment, Adsero Callco shall remain solidarily (jointly and severally) liable with such assignee in respect of the obligations of such assignee in connection with the exercise of the Adsero Callco Retraction Call Right.


                                    ARTICLE 4
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                  OF ADSERO, YAC, ADSERO CALLCO AND THE COMPANY
                  ---------------------------------------------

SECTION 4.1       Covenants of Adsero Regarding Preferred Shares.

         So long as any Preferred Shares are outstanding, Adsero will and will cause its Subsidiaries to:

         (a) not declare or pay any dividend on the Adsero Common Shares unless
         (i) the Company shall declare and pay, as the case may be, an equivalent dividend (as provided for in the Series I and the Series II Exchangeable Share Provisions) on any issued Series I and the Series II Exchangeable Shares and (ii) the Company shall have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any such dividend on the Series I and the Series II Exchangeable Shares;

         (b) not permit the Company to issue any further Preferred Shares, or any other shares of the Company having an attribute which permits the holders thereof to exchange or convert into shares of Adsero or any Affiliate of Adsero;

         (c) enable, cause and permit the Company, in accordance with and subject to applicable law, to do all such things as are reasonably necessary or, in Adsero's judgment's desirable, to enable and permit the Company to cause to be delivered Series II Exchangeable Shares to the Holders in accordance with the provisions of Article 5 of the Preferred Share Provisions;

         (d) enable, cause and permit the Company in accordance with and subject to applicable law, to cause to be delivered Series II Exchangeable Shares to the Holders upon the conversion of the Preferred Shares in accordance with the provisions of Article 5 or Article 6 of the Preferred Share Provisions, as the case may be;

         (e) enable and permit Adsero Callco and any assignee of Adsero Callco, in accordance with applicable law, to perform its obligations arising upon the exercise by it of the Adsero Callco Retraction Call Request; and

         (f) not consent to nor exercise its vote as a member of the Company to initiate or permit the voluntary liquidation, dissolution or winding-up of the Company nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of the Company.

SECTION 4.2       Notification of Certain Events.

         In order to assist Adsero and Adsero Callco to comply with their respective rights and obligations hereunder, the Company will give each of Adsero, Adsero Callco and, as the case may be, the Holders notice of each of the following events at the time set forth below:

         (a) any determination by the Board of Directors to institute voluntary liquidation, dissolution or winding-up proceedings with respect to the Company or to effect any other distribution of the assets of the Company among its members for the purpose of winding-up its affairs, at least 30 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; it being understood that any merger, amalgamation, consolidation, or similar transaction, and any sale of all or any or substantially all of the assets of the Company shall not, in and of itself, constitute a liquidation, dissolution or winding-up;

         (b) promptly, upon the earlier of (i) receipt by the Company of notice of, and (ii) the Company otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of the Company or to effect any other distribution of the assets of the Company among its members for the purpose of winding-up its affairs or of the occurrence of any Insolvency Event;

         (c) promptly, upon receipt by the Company of a Conversion Request; and

         (d) promptly in the event of any determination by the Board of Directors to take any action which would require a vote of the holders of Preferred Shares.

SECTION 4.3       Delivery of Shares by the Company

         All Series II Exchangeable Shares issuable pursuant to this agreement or the Preferred Share Provisions shall be duly issued as fully paid and non-assessable free and clear of any lien, hypothec, pledge, claim, encumbrance, security interest or adverse claim or interest, other than those arising hereunder, or under the Preferred Share Provisions. Any Preferred Shares delivered by the Holders to the Company, Adsero Callco, Adsero or their Affiliates pursuant to this agreement or the Preferred Share Provisions shall be delivered free and clear of any lien, hypothec, pledge, claim, encumbrance, security interest or adverse claim or interest, other than those arising hereunder, under the Preferred Share Provisions or under applicable securities laws.

SECTION 4.4       Ownership of Outstanding Shares; Voting.

         So long as any Preferred Shares are outstanding, (i) Adsero shall remain the sole shareholder of YAC; (ii) YAC shall remain the sole shareholder of Adsero Callco; and (iii) Adsero Callco shall remain the sole owner of issued and outstanding securities of the Company to which are attached the voting interests for the election of directors of the Company unless it obtains the prior approval of the Holders given in accordance with Section 8.2 of the Preferred Share Provisions. Adsero and its Subsidiaries shall not vote any Preferred Shares in respect of any resolution referred to in Section 8.2 of the Preferred Share Provisions.

SECTION 4.5       Adsero and Affiliates Not to Vote Preferred Shares.

         Each of Adsero and Adsero Callco will appoint and cause to be appointed proxyholders with respect to all Preferred Shares held by it or them and its or their respective Affiliates for the sole purpose of attending each meeting of Holders in order to be counted as part of the quorum for each such meeting. Each of Adsero and Adsero Callco further covenants and agrees that it and they will not and will cause its and their Affiliates not to exercise any voting rights with respect to the Preferred Shares held by it or them or its or their Affiliates in respect of any matter considered at any meeting of holders of Preferred Shares.

SECTION 4.6       Tender Offers, Etc.

         Adsero shall provide timely notice to the Holders of any proposed share exchange offer, issuer bid, take-over bid or similar transaction (including any Adsero Control Transaction as defined in the Preferred Share Provisions) with respect to Adsero Common Shares proposed by Adsero or proposed to Adsero or its stockholders (the "Offer") and recommended by the board of directors of Adsero, or otherwise effected or to be effected with the consent or approval of the board of directors of Adsero. Moreover, Adsero will use its best efforts expeditiously and in good faith to take all such actions and to do all such things as are necessary and desirable to enable and permit the Holders to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Adsero Common Shares, without discrimination. Without limiting the generality of the foregoing, Adsero will use its best efforts expeditiously and in good faith to ensure that the Holders may participate in all such Offers.

SECTION 4.7 Representations and Warranties of Adsero, YAC, Adsero Callco and the Company

         Each of Adsero, YAC, Adsero Callco and the Company hereby represent and warrant that:

         (a) it is a corporation incorporated and existing under the laws of its incorporating jurisdiction and has the corporate power and authority to enter into and perform its obligations under this agreement;

         (b) the execution, delivery and performance by it of this agreement

                  (i) has been duly authorized by all necessary corporate action on its part;

                  (ii) do not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a breach or a violation of, or conflict with, any of the terms or provisions of its constating documents or articles of association or any material contracts or instruments to which it is a party or pursuant to which any of its assets or property may be affected; and

                  (iii) will not result in the violation of any law; and

         (c) this agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms.

SECTION 4.8       Registration and Reservation of Adsero Common Shares.

                  Adsero hereby represents, warrants and covenants that it has and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of Adsero Common Shares as are now and may hereafter be required to enable and permit the Company to meet its obligations hereunder and under the Series I and Series II Exchangeable Share Provisions. Furthermore, Adsero represents, warrants and covenants that it will, at all times as of the effective date of the registration statement being accepted by the United States Securities and Exchange Commission maintain a sufficient number of Adsero Common Shares duly registered in accordance with the Securities Act 1933 and the Securities Exchange Act 1934 as are now and may hereafter be required in order to enable the Company or, as the case may be, Adsero Callco to meet their respective obligations hereunder or under the Series I and Series II Exchangeable Share Provisions and the Preferred Share Provisions; Adsero shall maintain at all times the Adsero Common Shares listed on the OTC Bulletin Board or an equivalent recognized North American Stock Exchange.


                                    ARTICLE 5
                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS
                     --------------------------------------

 SECTION 5.1      Amendments, Modifications, Etc.

         This agreement may not be amended, modified or waived except by an agreement in writing executed by the parties hereto.

 SECTION 5.2      Changes in Capital of Adsero and the Company.

         At all times after the occurrence of any event effected pursuant to the Preferred Share Provisions or this agreement as a result of which either Adsero Common Shares, the Preferred Shares or the Series II Exchangeable Shares or all of them are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that the Holders maintain economically equivalent rights and, in order that, where required, this agreement will apply with full force and effect, mutatis mutandis, to all new securities into which Adsero Common Shares, the Preferred Shares or the Series II Exchangeable Shares or all of them are so changed and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications. So long as there are any Preferred Shares outstanding, (i) the Company will not issue any additional Preferred Shares to any Person, (other than the Holders), (ii) YAC will not issue any securities to any Person other than Adsero; and (iii) Adsero Callco will not issue any securities to any Person, other than YAC.

                                    ARTICLE 6
                                   TERMINATION
                                   -----------

 SECTION 6.1      Term.

         This agreement shall continue until the earlier occurrence of the following events:

         (a) no Preferred Share is outstanding; or

         (b) each of the parties hereto elects in writing to terminate this agreement


                                    ARTICLE 7
                                     GENERAL
                                     -------

 SECTION 7.1      Severability.

         The provisions of this agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this agreement, or the application thereof to any Person or entity or any circumstance, is invalid or unenforceable, the remainder of this agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 7.2       Enurement.

         This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 7.3       Notices to Parties.

         Any notice, direction or other communication given under this agreement shall be in writing and given by mail or delivering it or sending it by telecopy or similar form or recorded communication addressed:

         (a) if to Adsero, YAC or to Adsero Callco, to:

                  ADSERO CORP.
                  11 Tanager Avenue, Suite 100
                  Toronto, ON M4G 3P9
                  Attention: Chief Executive Officer

                  Telephone:  (416) 467-5152
                  Telecopier: (416) 467-7173

                  with a copy to:

                  Gottbetter & Partners LLP
                  488 Madison Ave., 12th Floor
                  New York, NY  10022-5718
                  USA

                  Attention:  Scott Rapfogel

                  Telephone:  (212) 400-6900
                  Telecopier: (212) 400-6901

         (b) if to the Company, to:

                  c/o Adsero Corp
                  as set forth above.

         (c) if to any Holder, to:

                  the address of the Holder recorded in the securities register of the Company, or, in the event of the address of any such Holder not being so recorded, then at the last known address of such Holder.

                  with a copy to:

                  Belanger Sauve s.e.n.c
                  1 Place Ville Marie
                  17th Floor
                  Montreal, Quebec   H3B 2C1

                  Attention    Claude Picard

         Any notice, request or other communication to be given to a Holder of Preferred Shares by or on behalf of the Company shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or delivery to the address of the Holder of record in the securities register of the Company or, in the event of the address of any such Holder not being so recorded, then at the last known address of such Holder. Any such notice, request or other communication, if given by mail or telecopy, shall only be deemed to have been given and received on the second Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. The failure to deliver a notice to an Insider of either the Company, Adsero Callco, YAC or Adsero at the time such notice was required to be sent shall not amount to a default under this agreement or the Preferred Share Provisions.

SECTION 7.4       Risk of Payments by Post.

         Whenever payments are to be made or documents are to be sent to the Holders by the Company, Adsero or Adsero Callco, or by the Holders to the Company, Adsero or Adsero Callco, the making of such payment or sending of such document sent through the post shall be at the risk of the Company, Adsero or Adsero Callco, in the case of payments made or documents sent by the Company, Adsero or Adsero Callco, and the Holders, in the case of payments made or documents sent by the Holders.

SECTION 7.5       Counterparts.

         This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

SECTION 7.6       Jurisdiction.

         This agreement shall be construed and enforced in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

SECTION 7.7       Language

         Parties have agreed that this Agreement and its schedules be drafted in the English language only. Les Parties ont convenu que cette convention et ses annexes soient redigees en anglais seulement.

         IN WITNESS WHEREOF, the parties hereby have executed this agreement or caused this agreement to be executed by their respective duly authorized officers as of the date first above written. [Signatures to be updated]

ADSERO CORP.                            3091503 NOVA SCOTIA COMPANY

Per: /s/ William Smith                  Per: /s/ William Smith
     -------------------------------         ------------------------------
Name:  William Smith                    Name:  William Smith
Title: Chief Financial Officer          Title: President

3091732 NOVA SCOTIA COMPANY             YAC CORP.

Per: /s/ William Smith                  Per: /s/ William Smith
     -------------------------------         ------------------------------
Name:  William Smith                    Name:  William Smith
Title: President                        Title: President


HOLDERS:

9144-6773 QUEBEC INC.                   9144-6906 QUEBEC INC.

Per: /s/ Yvon Leveille                  Per: /s/ Alain Lachambre
     -------------------------------         ------------------------------
Name:  Yvon Leveille                    Name: Alain Lachambre
Title: President                        Title: President

                                  SCHEDULE "A"
                                  ------------

                 PROVISIONS ATTACHING TO THE PREFERRED SHARES OF
                           3091503 NOVA SCOTIA COMPANY

         The Preferred Shares with a par value of $1.00 per share in the capital of the Company shall have the following rights, privileges, restrictions and conditions:


                                    ARTICLE 1
                                 INTERPRETATION

         For the purposes of these rights, privileges, restrictions and conditions:

SECTION 1.1       Definitions.

"ACT" means the Companies Act (Nova Scotia) as amended, consolidated or re-enacted from time to time.

"ADSERO" means Adsero Corp., a Delaware corporation doing business as Adsero and includes any successor corporation.

"ADSERO CALLCO" means 3091732 Nova Scotia Company, an unlimited company incorporated and existing under the laws of the Province of Nova Scotia, and includes any successor company.

"ADSERO COMMON SHARES" means the shares of Common Stock, par value U.S. $0.001 per share, in the capital of Adsero.

"ADSERO CONTROL TRANSACTION" shall be deemed to have occurred if:

         (a) except for the holders or any of them, any person, firm or corporation acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of Adsero and immediately after such acquisition, the acquirer has Beneficial Ownership of voting securities representing 50% or more of the total voting power of all the then outstanding voting securities of Adsero;

         (b) The individuals who:

                  (i) as of the Effective Date constitute the Board of Directors of Adsero (the "Original Directors");

                  (ii) thereafter are elected to the Board of Directors of Adsero (the "Adsero Board") and whose election, or nomination for election, to the Adsero Board was approved by a vote of at least 2/3 of the Original Directors then still in office (such directors being called "Additional Original Directors"); or

                  (iii) are elected to the Adsero Board and whose election, or nomination for election, to the Adsero Board was approved by a vote of at least 2/3 of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Adsero
Board;

         (c) The stockholders of Adsero shall approve a merger, consolidation, recapitalization or reorganization of Adsero or consummation of any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately alter such transaction being Beneficially Owned by holders of outstanding voting securities of Adsero immediately prior to the transaction, with the voting power of each such continuing holder relative to such other continuing holders being not altered substantially in the transaction; or

         (d) The stockholders of Adsero shall approve a plan of complete liquidation of Adsero or an agreement for the sale or disposition by Adsero of all or a substantial portion of Adsero's assets (i.e. 50% or more in value of the total assets of Adsero).

"AFFILIATE" has the meaning ascribed thereto in the Canada Business Corporations Act as amended, consolidated or re-enacted from time to time.

"BOARD OF DIRECTORS" means the Board of Directors of the Company and any committee thereof acting within its authority.

"BUSINESS DAY" means any day, other than a Saturday, a Sunday or a day when banks are not generally open for business in Montreal, Quebec or New York, New York.

"COMMON SHARES" means the common shares in the capital of the Company.

"COMPANY" means 3091503 Nova Scotia Limited, a company existing under the Act.

"EFFECTIVE DATE" means the date of issue of the Preferred Shares.

"INSOLVENCY EVENT" has the meaning provided in the Preferred Shares Purchase and Support Agreement.

"LIQUIDATION CONSIDERATION" has the meaning provided in Section 5.1 hereof.

"LIQUIDATION DATE" has the meaning provided in Section 5.1 hereof.

"PREFERRED SHARE VOTING EVENT" means any matter in respect of which holders of Preferred Shares are entitled to vote as members (shareholders) of the Company in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of the Preferred Shares.

"PREFERRED SHARES" means the preferred shares in the capital of the Company having the rights, privileges, restrictions and conditions set forth herein.

"PREFERRED SHARES PURCHASE AND SUPPORT AGREEMENT" means that certain Purchase and Support Agreement between Adsero, YAC, Adsero Callco, the Company, and the holders of

Preferred Shares as of the Effective Date to be entered into contemporaneously with the first issue of the Preferred Shares.

"RETRACTED SHARES" has the meaning provided in Section 6.1(a) hereof.

"RETRACTION CALL RIGHT" has the meaning provided in the Preferred Shares Purchase and Support Agreement.

"RETRACTION DATE" has the meaning provided in Section 6.1(b) hereof.

"RETRACTION REQUEST" has the meaning provided in Section 6.1 hereof.

"SUBSIDIARY", in relation to any person, means any body corporate, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by such person.

"TRANSFER" has the meaning provided in Section 10.3 hereof.

"YAC" means YAC Corp., a Delaware corporation doing business as YAC and including any successor corporation.


                                    ARTICLE 2
                         RANKING OF THE PREFERRED SHARES

SECTION 2.1

         The Preferred Shares shall be entitled to a preference, as provided in
Article 5, over the Common Shares, the Series I Exchangeable Shares and the Series II Exchangeable Shares and any other shares ranking junior to the Preferred Shares with respect to the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its members for the purpose of winding-up its affairs.


                                    ARTICLE 3
                                    DIVIDENDS

SECTION 3.1

(1) The holders of the Preferred Shares shall not be entitled to any dividends.

                                    ARTICLE 4
                              CERTAIN RESTRICTIONS

SECTION 4.1

         So long as any of the Preferred Shares are outstanding, the Company shall not without, but may at any time with the approval of the holders of the Preferred Shares given as specified in Section 8.2 of these share provisions:

         (a) amend the constating documents of the Company in a manner which would prejudicially affect the holders of Preferred Shares in any material respect; or

         (b) initiate the voluntary liquidation, dissolution or winding-up of the Company or take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of the Company.

SECTION 4.2

         So long as any of the Preferred Shares are outstanding the Company shall not without, but may at any time with the approval of the holders of the Preferred Shares given as specified in Section 8.2 of these share provisions:

         (a) pay any dividends on the Common Shares:

         (b) redeem or purchase or make any capital distribution in respect of Common Shares.


                                    ARTICLE 5
                           DISTRIBUTION ON LIQUIDATION

SECTION 5.1

         In the event of the liquidation, dissolution or winding-up of the Company, an Insolvency Event or any other distribution of the assets of the Company among its members for the purpose of winding-up its affairs, a holder of Preferred Shares shall be entitled, subject to applicable law, to receive an amount of $1.00 for each Preferred Share (the "Liquidation Consideration") on the effective date of such liquidation, dissolution or winding-up of the Company, or of an Insolvency Event or any other distribution of the assets of the Company among its members (the "Liquidation Date"), before any distribution of any part of the assets of the Company to the holders of any other Shares of the Company.

SECTION 5.2

         On or promptly after the Liquidation Date, the Company shall cause to be delivered to the holders of the Preferred Shares the Liquidation Consideration for each such Preferred Share upon presentation and surrender of the certificates representing such Preferred Shares, together with such other documents and instruments as may be required to effect a transfer of Preferred Shares under the Act and the constating documents of the Company and such additional documents and instruments as the Company may reasonably require, at the principal executive offices of the Company. The total Liquidation Consideration for such Preferred Shares shall be delivered to each holder, at the address of the holder recorded in the securities register of the Company for the Preferred Shares or by holding for pick up by the holder at the place of delivery.

         On and after the Liquidation Date, the holders of the Preferred Shares shall cease to be holders of such Preferred Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate share of the total Liquidation Consideration, unless payment of the total Liquidation Consideration for such Preferred Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions in which case the rights of the holders shall remain unaffected until the total Liquidation Consideration has been paid in the manner hereinbefore provided. The Company shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the Liquidation Consideration in respect of the Preferred Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in the custody of any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Preferred Shares after such deposit shall be limited to receiving their proportionate share of the total Liquidation Consideration for such Preferred Shares so deposited against presentation and surrender of such certificates held by them, respectively, in accordance with the foregoing provisions.

SECTION 5.3

         After the Company has satisfied its obligations to pay the holders of the Preferred Shares the Liquidation Consideration per Preferred Share, such holders shall not be entitled to share in any further distribution of the assets of the Company.


                                    ARTICLE 6
                    RETRACTION OF PREFERRED SHARES BY HOLDER

SECTION 6.1

         A holder of Preferred Shares shall be entitled, subject to the exercise by Adsero Callco of the Retraction Call Right, and otherwise upon compliance with the provisions of these Sections 6.1 to 6.4, to require the Company to redeem at the times specified herein below in Section 6.4 the number, as specified herein below in Section 6.4 of Preferred Shares registered in the name of such Holder in exchange for the payment of an amount of $1.00 for each such Preferred Share being tendered. To effect such a retraction, the Holder shall present and surrender at the principal executive offices of the Company the certificates representing the Preferred Shares which the holder desires to have the Company redeem, together with such other documents and instruments as may be required to effect a retraction of Preferred Shares under the Act and the constating documents of the Company, and together with a duly executed statement (the "Retraction Request') in the form of Exhibit "A' hereto or in such other form as may be acceptable to the Company:

         (a) specifying that the holder desires to have the number specified in
         Section 6.4 of the Preferred Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Company;

         (b) stating the Business Day on which the holder desires to have the Company redeem the Retracted Shares (the `Retraction Date") as specified in Section 6.4; and

         (c) acknowledging the Retraction Call Right of Adsero Callco in the Preferred Shares Purchase and Support Agreement to purchase the number as specified herein below of the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares in accordance with the Preferred Shares Purchase and Support Agreement.

SECTION 6.2

         Subject to the exercise by Adsero Callco of the Retraction Call Right, upon receipt by the Company in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Preferred Shares which the holder desires to have the Company redeem, together with a Retraction Request, the Company shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the amount of $1.00 with respect to each such share in accordance with Section
6.3 hereof. If only a part of the Preferred Shares represented by any certificate is redeemed, a new certificate for the balance of such Preferred Shares shall be issued to the holder at the expense of the Company.

SECTION 6.3

         Subject to the provisons hereof, on and after the close of business on the Retraction Date, the holder of the Retracted Shares shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the amount of $1.00 for each such redeemed Preferred Share on and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and retraction of Retracted Shares has been made in accordance with the foregoing provisions, the holder of the Retracted Shares shall thereafter be considered to be no longer the holder of such Preferred Shares of the Company.

SECTION 6.4

         Holders of Preferred Shares may on the following dates issue jointly a Retraction Request pro rata to their Preferred Shares holdings for the following number of Preferred Shares:

         September 1, 2005:             750,000 Preferred Shares;
         September 30, 2005:            443,250 Preferred Shares;
         December 31, 2005:             443,250 Preferred Shares; and
         March 31, 2006:                295,500 Preferred Shares

SECTION 6.5

         If the Company fails or neglects to pay an amount of $1.00 on the Retraction Date for each such Preferred Share being tendered by a holder pursuant to Sections 6.1 to 6.4 hereunder, on the day following the Retraction Date, the Company shall redeem the Retracted Shares and issue in lieu thereof Series II Exchangeable Shares of the Company registered in the name of such Holder on the basis of two and a half (2.5) Series II Exchangeable Shares for each Preferred Share redeemed effective at the close of business on the day following the Retraction Date. The Company shall cause to be delivered to such holder the Series II Exchangeable Share certificates representing the requisite number of Series II Exchangeable Shares in accordance with Section 6.6 hereof. If only a part of the Preferred Shares represented by any certificate are redeemed, a new certificate for the balance of such Preferred Shares shall be issued to the holder at the expense of the Company.

SECTION 6.6

         The Company shall deliver, or cause to be delivered, the Series II Exchangeable Share certificates representing the requisite number of Series II Exchangeable Shares to the relevant holder, at the address of the holder recorded in the securities register of the Company for the Preferred Shares or at the address specified in the holder's Retraction Request or upon demand by the Holder, by holding for pick up by the holder at the principal executive offices of the Company.

SECTION 6.7

         On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate number of Series II Exchangeable Share on the close of business on the day following the Retraction Date, provided that presentation and surrender of certificates and redemption of Retracted Shares has been made in accordance with the foregoing provisions, the holder of the Retracted Shares shall thereafter be considered and deemed for all purposes to be a holder of the Series II Exchangeable Shares.


                                    ARTICLE 7
                                  VOTING RIGHTS

SECTION 7.1

         Except as required by applicable law and the provisions hereof, the holders of the Preferred Shares shall not be entitled as such to receive notice of or to attend any meeting of the members of the Company or to vote at any such meeting or to vote by written consent on any matter.


                                    ARTICLE 8
                             AMENDMENT AND APPROVAL

SECTION 8.1

         Subject to the approval of the holders of the Preferred Shares to which are attached the right to vote in the event that such change, removal or addition would affect their respective rights, the rights, privileges, restrictions and conditions attaching to the Preferred Shares may be added to, changed or removed as hereinafter provided in Section 8.2.

SECTION 8.2

         Any approval given by holders of the Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Preferred Shares or any other matter requiring the approval or consent of the holders of the Preferred Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law, provided, however, that such approval must be evidenced by a written resolution passed by not less than 75% of the votes cast on such resolution by persons represented in person or by proxy or such other authorized person at a meeting of holders of Preferred Shares duly called and held at which the holders of at least 50% of the outstanding Preferred Shares at that time are present or represented by proxy or such other authorized person (excluding Preferred Shares beneficially owned by Adsero, YAC, Adsero Callco, their Affiliates or Subsidiaries, if any), or by a written resolution signed by the holders of the then outstanding Preferred Shares excluding Preferred Shares beneficially owned by Adsero, YAC, Adsero Callco, their Affiliates or Subsidiaries, if any, if at any such meeting the holders of at least 50% of the outstanding Preferred Shares at that time are not present or represented by proxy or such other authorized person within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than ten days thereafter and to such time and place as may be designated by the Chairperson of such meeting. At such adjourned meeting, the holders of Preferred Shares present or represented by proxy or such other authorized person thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 75% of the votes cast on such resolution by persons represented in person or by proxy or such other authorized person at such meeting (excluding Preferred Shares beneficially owned by Adsero, YAC, Adsero Callco, their Affiliates or Subsidiaries) shall constitute the approval or consent of the holders of the Preferred Shares.


                                    ARTICLE 9
                        ACTIONS BY THE COMPANY UNDER THE
                 PREFERRED SHARES PURCHASE AND SUPPORT AGREEMENT

SECTION 9.1

         The Company will take all reasonable efforts to perform and comply with and to ensure performance and compliance by Adsero, YAC, Adsero Callco and the Company with all provisions of the Preferred Shares Purchase and Support Agreement applicable to Adsero, YAC, Adsero Callco and the Company, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Company and the holders of the Preferred Shares all rights and benefits in favour of the Company and the holders of the Preferred Shares pursuant thereto.

SECTION 9.2

         The Company shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its obligations under the Preferred Shares Purchase and Support Agreement without the approval of the holders of the Preferred Shares given in accordance with Section 8.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of:

         (a) adding to the covenants of the other party or parties to such agreement for the protection of the holders of Preferred Shares; or

         (b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that such provisions and modifications will not be prejudicial or adverse to the interests of the holders of Preferred Shares; or

         (c) making such changes in or corrections to such agreement which, on the advice of counsel to the Company, are required for the purpose of curing or correcting any defect or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Preferred Shares.


                                   ARTICLE 10
                               LEGEND; CALL RIGHTS

SECTION 10.1

         The certificates evidencing the Preferred Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Retraction Call Right and the Preferred Shares Purchase and Support Agreement.

SECTION 10.2

         Each holder of a Preferred Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the rights granted in the Preferred Shares Purchase and Support Agreement and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Company or the retraction of Preferred Shares, as the case may be, and to be bound thereby in favour of Adsero Callco or its assignee (as provided in the Preferred Shares Purchase and Support Agreement) as therein provided.


                                   ARTICLE 11
                                  MISCELLANEOUS

SECTION 11.1

         Any notice, request or other communication to be given to the Company by a holder of Preferred Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or delivery to the principal executive offices of the Company or at such other reasonable place as may be specified by the Board of Directors by notice to the holders of Preferred Shares, and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy, facsimile or delivery, shall only be deemed to have been given and received on the second Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery.

SECTION 11.2

         Any presentation and surrender by a holder of Preferred Shares to the Company of certificates representing Preferred Shares in connection with the liquidation, dissolution or winding-up of the Company or the conversion of Preferred Shares shall be made by registered mail (postage prepaid) or by delivery to the principal executive offices of the Company by notice to the holders of Preferred Shares addressed to the attention of the President of the Company. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Company, as the case may be, and the method of any such presentation and surrender of certificates shall be at the sole risk of the holder, mailing the same.

SECTION 11.3

         Any notice, request or other communication to be given to a holder of Preferred Shares by or on behalf of the Company shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or delivery to the address of the holder recorded in the securities register of the Company or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail or telecopy, shall only be deemed to have been given and received on the second Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery.

SECTION 11.4

         For greater certainty, the Company shall not be required for any purpose under these share provisions to recognize or take account of persons who are not so recorded in such securities register.

SECTION 11.5

         For greater certainty, all Preferred Shares acquired by the Company upon the retraction thereof, whether the Company pays to the Holder an amount of $1.00 for each Preferred Share tendered or upon the issuance of 2.5 Series II Exchangeable Shares for each Preferred Share tendered shall be cancelled.

SECTION 11.6

         Immediately upon the delivery to a holder of Preferred Shares at any time and from time to time of the Purchase Price as defined in Section 3.1(1) of the Purchase and Support Agreement, the Preferred Shares which are the subject of the Adsero Callco Retraction Call Right set forth in Section 3.1 of the Purchase and Support Agreement shall be automatically converted into Common Shares of the Company on a 1/1 ratio and the holder thereof is entitled to receive a certificate or certificates upon demand representing the Common Shares resulting from such conversion. All Common Shares issued by the Company in respect of any conversion of issued and fully paid Preferred Shares shall be deemed to be fully paid and non-assessable.

                                   EXHIBIT "A"
                               RETRACTION REQUEST
                               ------------------

TO:               3091503 Nova Scotia Company (the "Company")
AND TO:           3091732 Nova Scotia Company ("Adsero Callco")

         This notice is given pursuant to Article 6 of the provisions (the "Preferred Share Provisions") attaching to the Preferred Shares of the Company represented by this certificate and all capitalized words and expressions used in this notice which are defined in the Preferred Share Provisions have the meaning attributed to such words and expressions in such Preferred Share Provisions.

         The undersigned hereby notifies the Company that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Company redeem in accordance with Section 6.1 or Section 6.5, as the case may be, of the Preferred Share Provisions:

[_]      all share(s) represented by this certificate; or

[_]      _________________________ share(s) only.

         The undersigned hereby notifies the Company that the Retraction Date shall be ________________________.

NOTE: The Retraction Date must be a Business Day as specified in Section 6.4 hereof.

         The undersigned acknowledges the overriding Retraction Call Right of Adsero Callco to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be an offer by the undersigned to sell the Retracted Shares to Adsero Callco in accordance with the Retraction Call Right on the Retraction Date for the price and on the other terms and conditions set out in the Preferred Shares Purchase and Support Agreement and in these Preferred Share Provisions. If Adsero Callco determines not to exercise the Retraction Call Right, the Company will notify the undersigned of such fact as soon as possible.

         The undersigned hereby represents and warrants to the Company and Adsero Callco that the undersigned has good title to, and owns, the share(s) represented by this certificate to be retracted by the Company or acquired by Adsero Callco, as the case may be, free and clear of all liens, hypothecs, pledges, claims, encumbrances, security interests and adverse claims or interests except pursuant to the Preferred Shares Purchase and Support Agreement or these Preferred Share Provisions.
_____________________      __________________________
(Date)                     (Signature of Shareholder)

[_] Please check box if the securities and any cheque(s) resulting from the retraction of the Retracted Shares are to be held for pick-up by the shareholder at the principal executive office of the Company, failing which any cheque(s), or the securities, as the case may be, will be delivered to the shareholder in accordance with the Preferred Share Provisions.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Company may require, must be deposited with the Company at its principal executive office. Any cheque(s) or securities resulting from the retraction or purchase of the Retracted Shares will be made payable to or issued and registered in the name of the shareholder as it appears on the register of the Company and the cheque(s) or securities resulting from such retraction will be delivered to the shareholder in accordance with these Preferred Share Provisions.

Name of person in whose name cheque(s) are to be delivered or securities are to be issued and registered.

(PLEASE PRINT)

 -----------------------------------------
 Street Address or P.0. Box
 City, Province and Postal Code

 -----------------------------------------
 Signature of Shareholder


NOTE: If this notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining Preferred Shares of the Company will be issued and registered in the name of the shareholder as it appears on the register of the Company, unless the Share Transfer Power on the certificate is duly completed in respect of such shares.